As filed with the Securities and Exchange Commission on July 3, 2019

1933 Act File No. 333-[[•]]

1940 Act File No. 811-23453

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐
REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

THESEUS U.S. DEBT FUND

Principal Executive Offices:

30700 Russell Ranch Rd, Suite 250

Westlake Village, CA 91362

(747) 220-6623

Copies of information to:

Steven McClurg	Timothy A. Spangler
Theseus Capital, Inc.	Robert A. Robertson
30700 Russell Ranch Rd, Suite 250	Dechert LLP
Westlake Village, CA 91362	650 Town Center Drive, Suite 700
Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of Beneficial Interest(2)	[1,000,000]	$[1.00]	[1,000,000.00]	[121.20]

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(a) of the Securities Act of 1933.
(2)

The shares of beneficial interest registered hereunder will be issued as digital securities, the ownership and transfer of which will be authenticated and recorded on the Ethereum blockchain, and will not be listed for trading on any national market system trading platform.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED JULY 3, 2019

Theseus U.S. Debt Fund

Maximum Offering of [1,000,000] Shares of Beneficial Interest

The Fund. The Theseus U.S. Debt Fund (the “Fund”) will be a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund.

Investment Objective. The Fund’s investment objective is to seek to provide current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change to the Fund’s investment objective. For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

Investment Strategy. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises. The Fund will seek to preserve capital while distributing interest income to shareholders in the form of dividends, although there is no guarantee this will be achieved.

The Fund may invest up to 20% of its assets in any other U.S. dollar-denominated fixed income security. Those securities include corporate bonds, preferred equity and debt securities, and commercial paper, including asset-backed commercial paper. The Fund’s investments in these instruments will be limited to investment grade U.S. dollar-denominated securities of U.S. issuers.

The Fund also may invest in the following derivative instruments: options, futures, forward contracts and swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund will not engage in short selling.

In selecting the portfolio investments, the Fund’s investment adviser, Theseus Capital, Inc. (“Theseus” or the “Adviser”) will seek to add value by choosing securities that give the greatest relative value to interest rate risk. Accordingly, the Adviser will seek to protect downside risk by managing interest rate risk. The Adviser will choose duration and maturity features based on relative value of the U.S. Treasury yield curve. The investment process is designed to add value for clients by employing a top-down, global macroeconomic outlook.

The Fund’s “total return” will consist of income earned on the portfolio investments, plus capital appreciation, if any, generally from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund, under normal circumstances, will have a maximum average portfolio duration of 7 years and a dollar-weighted average portfolio maturity of between 0 and 7 years.

For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

The Offering. The Fund intends to engage in a continuous offering of its shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, [●] (the “Distributor”), under the terms of this prospectus, up to [●] shares of beneficial interest, at the net asset value (“NAV”) per share. The initial NAV per share is $[●]. The minimum initial investment by a shareholder is $[●]. Subsequent investments may be made with at least $[●].

The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. Assets that cannot be invested as described in the section of this prospectus entitled “Investment Objective, Policies and Strategies—Investment Strategy,” will be invested in cash or cash equivalents including money market instruments, commercial paper, bank certificates of deposit, bankers’ acceptances, and repurchase agreements collateralized by U.S. Government securities. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [●] shares, or such shorter date as the Fund’s Board of Trustees (the “Board”) may determine.

The Fund will issue a digital representation of its shares on the Ethereum blockchain. The shares will be uncertificated registered securities, the ownership and transfer of which will be verified and recorded by the Fund’s transfer agent as well as on the Ethereum blockchain. Initially, the blockchain will act as a secondary ledger for the Fund’s shares. The validity of a transaction on the Ethereum blockchain can be mathematically proven utilizing cryptography. In the future, the shares may be recorded solely on the Ethereum blockchain or such other distributed ledger or network as determined by the Board to be in the best interests of the Fund and the Fund’s shareholders.

Like securities issued by any other closed-end fund, the shares will represent an ownership interest in the Fund’s underlying assets. Unlike a traditional closed-end fund, however, the shares will be issued in a digital format and represented on the Ethereum blockchain under the ERC-1404 standard. The ERC-1404 standard allows shareholders to interoperate with the entire Ethereum ecosystem with added functionality that allows the Fund to enforce transfer restrictions within the share’s “smart-contract.” This enables the Fund to control, among other things, the conditions under which shares may be transferred, to whom shares may be transferred and the number of shares that may be transferred (for instance, in a quarterly repurchase offer, as described below). See “The Digital Securities.”

In the future, the Fund may make the shares available for trading via an electronic exchange platform that is registered with the Securities and Exchange Commission (“SEC”) as an alternative trading system (“ATS”), to the extent that doing so is in compliance with applicable law.

Use of Leverage. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage. The Fund may borrow money (“traditional leverage”). In addition, the Fund may enter into reverse repurchase agreements, futures, forward contracts, and swap transactions that have effects similar to traditional leverage (collectively, “effective leverage”).

The Fund has no operating history, and its shares have no history of public trading. Before investing, you should therefore consider the following factors:

●

The use of distributed ledger, or blockchain, technology is untested for closed-end funds. The regulatory landscape for blockchain technology as well as the underlying technology itself continue to evolve and may be subject to change. Any such change may negatively impact the Fund and its shareholders.

●	You may not have access to the money you invest for an extended period of time.
●	You may not be able to sell your shares at the time or in the quantity desired regardless of how the Fund performs.
●	Because you may not be able to sell your shares at the time or in the quantity desired, you may not be able to reduce your exposure in a market downturn.
●

The Fund’s shares are not currently listed on or available for trading through a national securities exchange or any other exchange, and a market for trading on an exchange may never be available to investors. There is currently no secondary market for the shares, and no such market is expected to develop on a national securities exchange.

●	An investment in the Fund may not be suitable for investors who require liquidity within specific timeframes.

●	The amount of distributions that the Fund may pay, if any, is uncertain.
●

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

Investing in the Fund involves risks and may not be appropriate for all investors. See “Risk Factors” on page 22 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares
Public Offering Price Per Share	$	[●]
Maximum Sales Load as a Percentage of Purchase Amount[1]		[●]
Proceeds to the Fund[2]	$	[●]

(1)

The Adviser and/or its affiliates, in their discretion and from their own resources (which may include the Adviser’s legitimate profits from the management fee it receives from the Fund), may pay compensation to brokers or dealers in connection with the sale and distribution of Fund shares. The amount of compensation paid by the Adviser or its affiliates is subject to the limitations imposed by the Financial Industry Regulatory Authority (“FINRA”).

(2)

Assumes all shares currently registered are sold in the continuous offering. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of shares. The Fund estimates that it will incur in connection with this offering approximately $[●] of offering expenses if the maximum number of [●] shares is sold at $[●] per share. The payment of such expenses, although payable by the Fund, are indirectly paid by investors in this offering and will immediately reduce the NAV of each share purchased in this offering.

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV, subject to approval of the Board. In each quarter, such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for [10]%, of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders only may be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your shares when or in the amount that you desire.

The Fund intends to begin repurchasing shares at the end of the second full quarter following the effectiveness of this Registration Statement. Repurchase offers by the Fund will occur in the months of March, June, September and December. In addition, the Fund may in the future determine to list its shares on a public securities exchange, but even if an active secondary market in the Fund’s shares were to develop as a result, closed-end fund shares frequently trade at a discount from their NAV. If shares trade at a discount to NAV, it may increase the risk of loss for investors in this offering.

The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 21 to 42 days of the date a repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”). The repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The Fund shall pay shareholders for any shares repurchased no more than seven days after the Repurchase Pricing Date. See “Share Repurchase Program,” “Prospectus Summary—Periodic Repurchase Offers” and “Summary of Risks—Structural Risks—Repurchase Policy Risk” in this prospectus.

****Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank, if you hold your Fund shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary of your election.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting that financial intermediary. You can inform a Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary of your election. Your election to receive reports in paper will apply to all funds you hold with your financial intermediary.

Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency.

Prospective investors should not construe the contents of this prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

[DISTRIBUTOR]

The date of this prospectus is [●]

-i-

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

The Theseus U.S. Debt Fund (the “Fund”) is a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund. As an interval fund, the Fund will offer to make repurchases of between 5% and 25% of its outstanding shares at net asset value (“NAV”), on a quarterly basis, unless such offer is suspended or postponed in accordance with regulatory requirements.

The Offering

The Fund’s shares are offered on a continuous basis at NAV per share. The Fund may close at any time to new investments and, during such closings, only the purchases of the Fund’s shares by existing shareholders or reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of [Theseus Capital] (“Theseus” or the “Adviser”). Any such opening and closing of the Fund will be disclosed to investors through a supplement to this prospectus.

The Fund’s shares are offered through [●] (the “Distributor”), as the principal underwriter, on a best efforts basis. The minimum initial investment is $[●], subject to certain exceptions. Subsequent investments may be made with at least $[●]. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. Assets that cannot be invested as described in the section of this prospectus entitled “Investment Objective, Policies and Strategies—Investment Strategy,” will be invested in cash or cash equivalents including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements collateralized by U.S. Government securities. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [1,000,000] shares, or such shorter date as the Fund’s Board of Trustees (the “Board”) may determine. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding shares.

The Fund will issue a digital representation of its shares on the Ethereum blockchain. The shares will be uncertificated registered securities, the ownership and transfer of which will be verified and recorded by the Fund’s transfer agent as well as on the Ethereum blockchain. Initially, the blockchain will act as a secondary ledger for the Fund’s shares. The validity of a transaction on the Ethereum blockchain can be mathematically proven utilizing cryptography. In the future, the shares may be recorded solely on the Ethereum blockchain or such other distributed ledger or network as determined by the Board to be in the best interests of the Fund and the Fund’s shareholders.

Like securities issued by any other closed-end fund, the shares will represent an ownership interest in the Fund’s underlying assets. Unlike a traditional closed-end fund, however, the shares will be issued in a digital format and represented on the Ethereum blockchain under the ERC-1404 standard. The ERC-1404 standard allows shareholders to interoperate with the entire Ethereum ecosystem with added functionality that allows the Fund to enforce transfer restrictions within the share’s “smart-contract.” This enables the Fund to control, among other things, the conditions under which shares may be transferred, to whom shares may be transferred and the number of shares that may be transferred (for instance, in a quarterly repurchase offer, as described below). See “The Digital Securities.”

In the future, the Fund may make the shares available for trading via an electronic exchange platform that is registered with the Securities and Exchange Commission (“SEC”) as an alternative trading system (“ATS”), to the extent that doing so is in compliance with applicable law.

Periodic Repurchase Offers

The Fund will operate as an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase [10]% of the Fund’s outstanding shares at NAV. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. The Fund makes quarterly repurchase offers in the months of March, June, September and December. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer) (the “Repurchase Request Deadline”). There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 25% of the Fund’s shares.

If the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. The Fund’s quarterly repurchases are designed to provide shareholders with limited liquidity. The Fund will maintain liquid securities or cash or, if available, will borrow in amounts sufficient to meet quarterly redemption requirements. The Fund’s shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market may develop for its shares. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, the shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund—Repurchase Policy Risk” below.

Investment Objective and Policies

Investment Objective.    The Fund’s investment objective is to seek to provide current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. See “The Fund’s Investments” and “Risks.” The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy.    The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises. The Fund will seek to preserve capital while distributing interest income to shareholders in the form of dividends, although there is no guarantee this will be achieved.

The Fund may invest up to 20% of its assets in any other U.S. dollar-denominated fixed income security. Those securities include corporate bonds, preferred equity and debt securities, and commercial paper, including asset-backed commercial paper. The Fund’s investments in these instruments will be limited to investment grade U.S. dollar-denominated securities of U.S. issuers.

The Fund also may invest in the following derivative instruments: options, futures, forward contracts and swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund will not engage in short selling.

In selecting the portfolio investments, the Fund’s investment adviser, Theseus Capital, Inc. (“Theseus” or the “Adviser”) will seek to add value by choosing securities that give the greatest relative value to interest rate risk. Accordingly, the Adviser will seek to protect downside risk by managing interest rate risk. The Adviser will choose duration and maturity features based on relative value of the U.S. Treasury yield curve. The investment process is designed to add value for clients by employing a top-down, global macroeconomic outlook.

The Fund’s “total return” will consist of income earned on the portfolio investments, plus capital appreciation, if any, generally from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund, under normal circumstances, will have a maximum average portfolio duration of 7 years and a dollar-weighted average portfolio maturity of between 0 and 7 years.

For more information on the Fund’s investment strategy, see the section of this prospectus entitled “Investment Objective, Policies and Strategies—Investment Strategy.” The Fund may not be able to achieve its investment objective. For a discussion of the risks associated with an investment in the Fund, see “Risk Factors.”

Leverage.    If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the Investment Company Act of 1940 (the “1940 Act”). There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, repurchase agreements, notes or other debt securities issued by the Fund. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses any such form of traditional leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use traditional leverage, because the fees paid are calculated based on total assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and the Fund’s common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of preferred shares, if any. The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors.

In addition, the Fund may enter into reverse repurchase agreements, futures, forward contracts, and swap transactions, that have effects similar to traditional leverage (collectively, “effective leverage”). To the extent the Fund uses effective leverage, such transactions will be included in calculating the aggregate amount of leverage for purposes of the Fund’s 33.33% leverage limitation, provided that effective leverage incurred through the use of covered positions will not be counted toward the Fund’s 33.33% leverage limitation. The Fund may use effective leverage opportunistically, though not at all times, and may choose to increase or decrease its effective leverage, or use different types or combinations of leveraging instruments, based on the Adviser’s assessment of market conditions, the investment environment and the costs that the Fund would incur as a result of such effective leverage. There is no assurance that the Fund will utilize any form or combination of effective leverage.

Investment Adviser

Theseus Capital, Inc. is the investment adviser of the Fund. [Theseus is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).] As of [●], Theseus’ assets under management were approximately $[●]. Steven McClurg, Michelle Tang and John Patrick Mulroy (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below.

Distributions

The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions” and, together with dividends, “distributions”). The Fund intends to declare dividends daily and distribute them to shareholders of record quarterly. Capital gain distributions, if any, usually will be declared and paid in December. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the Fund under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy” and “Distribution Reinvestment Policy.”

Closed-End Fund Structure; Limited Liquidity

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. In the future, the Fund may make the shares available via an ATS, to the extent that doing so is in compliance with applicable law.

Because the Fund shares are not available on a secondary trading market, the only source of liquidity for shareholders will be the Fund’s quarterly repurchase offers. The Fund will provide liquidity by operating as an interval fund, meaning that the Fund will offer to repurchase a limited amount of shares (between 5% and 25% of outstanding shares) on a quarterly basis, as described herein. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund is subject to continuous asset in-flows, but not subject to continuous out-flows.

Distributor, Transfer Agent, Administrator and Custodian

[●] is the Fund’s Distributor. [●] is the Fund’s transfer agent. [●] is the Fund’s administrator. [●] is the Fund’s custodian. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the transfer agent, administrator and the custodian for their services.

Investor Suitability

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and the uncertainty of emerging technologies, and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Risks of Digital Securities:

Liquidity Risk; No Secondary Market. The shares will not be listed for trading on any stock exchange or through any other national market system (“NMS”) trading platform. Until such time as the shares are listed on a secondary market for trading, the only source of liquidity for shareholders will be the Fund’s quarterly repurchase offers. Although the Fund will provide limited liquidity through its quarterly repurchase offers, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Blockchain-Based Shares. Although the Fund’s transfer agent will maintain the official record of share ownership in book-entry form, the ownership of the Fund’s shares will also be recorded on the Ethereum blockchain, an electronic distributed ledger that is secured using cryptography (referred to as the “blockchain”). This means that transactions in Fund shares would be recorded and authenticated using distributed ledger technology that independently records the authenticity of transactions. However, in the event of a conflict between the blockchain record and the record held by the transfer agent, the transfer agent’s record will be determinative. The use of distributed ledger technology is untested for closed-end funds. At this time, investors may only purchase shares and participate in quarterly repurchase offerings directly with the Fund. Shares are not currently available for purchase, sale or transfer in any peer-to-peer or secondary market.

In the future, the ownership of the Fund’s shares may be maintained and recorded solely on the Ethereum blockchain (or such other distributed ledger or network as determined by the Board), although there is no guarantee that this will occur. There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded on a distributed ledger. For example, shares that are issued using distributed ledger technology would be subject to the following risks (among others):

●

a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

●

the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a distributed ledger (particularly, the Ethereum blockchain), or by which the validity of a copy of such ledger can be mathematically proven utilizing cryptographically-secured distributed ledger technology;

●

the possibility that cryptographic or other security measures that authenticate prior transactions for a distributed ledger could be compromised, or “hacked,” which could allow an attacker to alter the distributed ledger and thereby disrupt the ability to corroborate definitive transactions recorded on the distributed ledger;

●	the possibility that new technologies or services inhibit access to a distributed ledger; and
●

the possibility that a breach to one distributed ledger could cause investors, and the public generally, to lose trust in distributed ledger technology and increase reluctance to issue and invest in assets recorded on distributed ledgers.

Delays in transaction processing have occurred on the Ethereum blockchain. During such time, it may not be possible to effect transactions in the shares on the Ethereum blockchain. Should such a delay occur for an extended period of time, the Fund would continue to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. As a result, the share registry maintained on the Ethereum blockchain may not match the Fund’s books and records at all times and will be updated upon the resumption of the Ethereum blockchain’s normal operation. Furthermore, copies of the Ethereum blockchain will be available to the public and will store the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via “block explorers” capable of displaying activity on the Ethereum blockchain. The shares’ issuance and redemption data will be secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a public key representing a given share with the record owner of that share will be maintained by the Fund’s transfer agent in a separate database that is not available to the public. However, if there are data security breaches with respect to the transfer agent’s database resulting in theft of the information necessary to link personal identity with public keys, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

Although the Adviser has experience managing closed-end funds and risk oversight, it has limited experience managing a fund with blockchain-based shares. On account of these risks, the Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale. Under these circumstances, the Adviser and the Fund’s Board of Trustees may take actions including, potentially, restructuring or liquidating the Fund.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Conflicts of Interest. There may be times when the Adviser or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers may have, and may continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

Closed-End Fund Risk. The Fund is a closed-end fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder, but such shares may be available in secondary trading markets. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual fund shares do not trade in the secondary market. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of your shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, you may not be able to sell your shares when and/or in the amount that you desire.

Leverage Risk. The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines it is in the best interest of the Fund’s common shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $[●] million in proceeds from this offering. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares (but not below zero) and potentially increase the taxable gain, if any, upon disposition of their shares.

Market Risk. The success of the Fund’s activities could be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund. In addition, if you are able to sell your shares in a secondary market transaction, it may not occur at NAV, as the transactions are individually negotiated in the secondary market. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Repurchase Policy Risk. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. Certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. Repurchase requests by these shareholders of these shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. See “Share Repurchase Program.”

Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Risks Relating to the Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund.

Investment-Related Risks:

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest-only (“IOs”) and principal-only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have not recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment.

Repurchase Agreement Risk. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Call Risk. Certain issuers may exercise their right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Issuer Risk. The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Non-Payment Risk. Issuers of certain debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Credit Risk. Credit risk is the risk that the issuers of certain fixed-income securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-income securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. When interest rates decline, the value of portfolio securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in unlimited losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations, and (5) derivatives not traded on an exchange may be subject to liquidity risk and related valuation risk.

The principal derivative instruments the Fund intends to employ for hedging and/or speculative purposes include futures, swaps, currency forwards, interest rate swaps, options and sovereign credit default swaps. The Fund intends to use such instruments primarily to hedge against interest rate, currency, geopolitical and volatility risk. The use of currency derivatives transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience extreme financial difficulty, which could result in bankruptcy of the institution and losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of a security held by the Fund may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Valuation Risk. Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Management Risk: Management Risk is the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The European Union (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Portfolio Turnover Risk. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

U.S. Federal Income Tax Matters

The Fund intends to elect to be taxed for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay fund-level U.S. federal income taxes on any ordinary income or capital gain that it distributes to its shareholders from its taxable earnings and profits. Even if the Fund qualifies as a RIC, it generally will be subject to U.S. federal corporate income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain RIC tax treatment, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “U.S. Federal Income Tax Matters.”

SUMMARY OF FUND FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The information in the table below includes the fees and expenses expected to be incurred during the twelve months following effectiveness of the offering.

Shares
Shareholder Transaction Expenses[1]
Maximum Sales Load (as a percent of offering price)
Dividend Reinvestment Plan Fees
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees[2]
Other Expenses[3]

Acquired Fund Fees and Expenses[4]
Total Annual Expenses

1.

The amounts shown in the table assume that the registration statement of which this prospectus forms a part is declared effective by the SEC and that the Fund sells $[●] million worth of its shares during the twelve months following effectiveness of the registration statement, that the Fund’s net offering proceeds from such sales equal approximately $[●] million, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or approximately $[●] million. Actual expenses will depend on the number of shares the Fund sells in this offering and the amount of leverage it employs. If the Fund is unable to raise $[●] million during the twelve months following effectiveness of the registration statement, its expenses as a percentage of the offering price may be significantly higher. There can be no assurance that the Fund will sell $[●] million worth of its shares during the twelve months following effectiveness of the registration statement.

2.

The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common shareholders, rather than gross assets, which include assets that have been funded with borrowed monies, because common shareholders bear all of this cost.

3.

Other expenses include accounting, legal, auditing, printing and transfer fees, as well as fees payable to the Fund’s independent trustees. The amount shown in the Fund Fees and Expenses table reflects the amount of all such other expenses expected to be incurred during the twelve months following effectiveness of the registration statement.

4.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds.

The Fund Fees and Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees and other expenses is available in “Management of the Fund” starting on page 29 of this prospectus.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total annual expenses for the one-year period and the first year of the three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Shares

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%.

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus. Additional information about the Fund’s investments and financial information will be available in the Fund’s annual and semi-annual reports when available.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) and are expected to be invested within [●] days of receipt. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. Once the Fund has been declared effective by the SEC and commences operations, the Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. The Fund’s distributions may exceed its earnings and profits, especially during any period before the Fund has invested substantially all of the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from your investment activities. Any invested capital that is returned to shareholders will be reduced by the Fund’s fees and expenses.

THE DIGITAL SECURITIES

The Fund will issue a digital representation of its shares on the Ethereum blockchain. The shares will be uncertificated registered securities, the ownership and transfer of which will be verified and recorded by the Fund’s transfer agent as well as on the Ethereum blockchain. Initially, the blockchain will act as a secondary ledger for the Fund’s shares. The validity of a transaction on the Ethereum blockchain can be mathematically proven utilizing cryptography. In the future, the shares may be recorded solely on the Ethereum blockchain or such other distributed ledger or network as determined by the Board to be in the best interests of the Fund and the Fund’s shareholders.

Like securities issued by any other closed-end fund, the shares will represent an ownership interest in the Fund’s underlying assets. Unlike a traditional closed-end fund, however, the shares will be issued in a digital format and represented on the Ethereum blockchain under the ERC-1404 standard. The ERC-1404 standard allows shareholders to interoperate with the entire Ethereum ecosystem with added functionality that allows the Fund to enforce transfer restrictions within the share’s “smart-contract.” This enables the Fund to control, among other things, the conditions under which shares may be transferred, to whom shares may be transferred and the number of shares that may be transferred (for instance, in a quarterly repurchase offer, as described below).

The Ethereum blockchain is available to the public and will store the complete trading history from the date of issuance of the Fund’s shares. Only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be available on the blockchain ledger. However, the smart contract through which the shares are created will enable the Fund and the Fund’s transfer agent to link the identity of any shareholder to an Ethereum address so that Fund and the Fund’s transfer agent will know the identity of all shareholders at all times, the number of shares held by each shareholder and the total number of shares outstanding. This information is fully auditable by the Fund’s service providers. The transfer agent will maintain the official record of the Fund’s shareholders and public copies of all transactions effected in the Fund’s shares will be recorded on the blockchain ledger. A private key, which is held only by the shareholder, is necessary to associate the public blockchain address representing a given share or shares. The personal identifying information attached to such public blockchain address for Fund shareholders is maintained by the transfer agent in a separate database that is not available to the public. No transaction in the Fund’s shares can be effected by a shareholder without access to the private key.

In the event a shareholder loses access to the private keys associated with Fund shares, the Fund will have a recovery mechanism by which the Fund’s transfer agent will, in accordance with its verification procedures, cancel the shareholder’s shares in the inaccessible blockchain address and reissue those shares to a blockchain address controlled by the shareholder. The transfer agent on behalf of the Fund will also be able to “freeze” shares in order to respond to anti-money laundering (“AML”) and know-your-customer (“KYC”) concerns by imposing a complete transfer restriction on those shares. Shares frozen for AML or KYC purposes could be unfrozen upon a shareholder’s clearance from such concerns or, alternatively, revoked entirely if the shareholder is confirmed to have violated the Fund’s AML policy.

THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company registered under the 1940 Act that intends to operate as an interval fund. The Fund was organized as a Delaware statutory trust on June 18, 2019 and has no operating history. The Fund’s principal office is located at 30700 Russell Ranch Rd, Suite 250, Westlake Village, CA 91362, and its telephone number is (747)-220-6623.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek to provide current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. See “The Fund’s Investments” and “Risks.” The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises. The Fund will seek to preserve capital while distributing interest income to shareholders in the form of dividends, although there is no guarantee this will be achieved.

The Fund may invest up to 20% of its assets in any other U.S. dollar-denominated fixed income security. Those securities include corporate bonds, preferred equity and debt securities, and commercial paper, including asset-backed commercial paper. The Fund’s investments in these instruments will be limited to investment grade U.S. dollar-denominated securities of U.S. issuers.

The Fund also may invest in the following derivative instruments: options, futures, forward contracts and swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund will not engage in short selling.

In selecting the portfolio investments, the Adviser will seek to add value by choosing securities that give the greatest relative value to interest rate risk. Accordingly, the Adviser will seek to protect downside risk by managing interest rate risk. The Adviser will choose duration and maturity features based on relative value of the U.S. Treasury yield curve. The investment process is designed to add value for clients by employing a top-down, global macroeconomic outlook.

The Fund’s “total return” will consist of income earned on the portfolio investments, plus capital appreciation, if any, generally from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund, under normal circumstances, will have a maximum average portfolio duration of 7 years and a dollar-weighted average portfolio maturity of between 0 and 7 years.

Leverage. The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines that it is in the best interest of shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act.

The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, repurchase agreements, notes or other debt securities issued by the Fund. Although it has no current intention to do so, the Fund may issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses any such form of traditional leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use traditional leverage, because the fees paid are calculated based on total assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of preferred shares, if any. The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors. See “Fund Expenses.”

In addition, the Fund may enter into reverse repurchase agreements, futures, forward contracts and other swap transactions, that have effects similar to traditional leverage (collectively, “effective leverage”). To the extent the Fund uses effective leverage, such transactions will be included in calculating the aggregate amount of leverage for purposes of the Fund’s 33.33% leverage limitation, provided that effective leverage incurred through the use of covered positions will not be counted toward the Fund’s 33.33% leverage limitation. There is no assurance that the Fund will utilize any form or combination of effective leverage.

The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Risk Factors—Leverage Risk.”

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated repurchases of its shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Other Information Regarding Investment Strategy. The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all securities in the Fund’s portfolio were replaced once within a period of one year.

Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action, which may result in a larger portion of any net gains being realized as short-term capital gains. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous federal tax rates. See “Tax Status” in the Fund’s SAI. In addition, where the Fund engages in short-term trading strategies, the market price of the Fund’s shares may be adversely affected, and the Fund may not achieve its investment objective.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Market Opportunity

Many investors are seeking alternative investments and modern technology to access financial products. Blockchain has given rise to an emerging class of digital assets, including digital currencies, commodities and securities. The Adviser believes the shares provide a means for investors to interact with the growing digital asset economy while investing in a product regulated as an investment company under the 1940 Act.

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities:

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities. Common examples of mortgage backed securities include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Mortgage-backed securities differ from conventional fixed-income securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase a mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. Like all mortgage-backed securities, CMBS are subject to all of the risks of the underlying mortgage loans. Because they are not standardized, CMBS can be difficult to value. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

RMBS are a type of mortgage backed security that is backed by mortgages on residential real estate. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

The Fund may also invest in the residual or equity tranches of CMBS (which may be called subordinate CMBS and interest-only CMBS). Subordinate CMBSs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBSs will not be fully paid. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Investments in subordinate CMBs will be subject to risks arising from delinquencies and foreclosures, thereby exposing the Fund’s portfolio to potential losses. Subordinate securities of CMBSs are also subject to greater credit risk than those CMBSs that are more highly rated. The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

Preferred Stock.  The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s holdings of fixed income securities.

The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities. Special tax considerations may apply to the Fund’s investments in preferred stock.

Restricted and Illiquid Securities.  The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Investment Grade Securities.  The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Other Fixed Income Securities.  The Fund also may purchase floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and money market instruments, such as commercial paper. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (“PIK” bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Derivatives.  The Fund may invest in derivatives, primarily swaps, options and futures contracts on securities interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and currency transactions (e.g., currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act to hedge various instruments for risk management and speculative purposes. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets in currencies.

Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives.

Options.  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices, futures contracts, non-physical commodities, and currencies in an attempt to increase income. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund’s activities in options may also be restricted by the requirements of the Code, for qualification as a RIC.

Futures Contracts and Related Options.  To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Swap Agreements.  Swap agreements may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Valuation of Derivative Instruments.  The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely upon valuations provided by third party pricing services, subject to the approval of the Board.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its investments. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund, as well as generally associated with an investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

Risks of Digital Securities:

Liquidity Risk; No Secondary Market.  The shares will not be listed for trading on any stock exchange or through any other NMS trading platform. Until such time as the shares are listed on a secondary market for trading, the only source of liquidity for shareholders will be the Fund’s quarterly repurchase offers. Although the Fund will provide limited liquidity through its quarterly repurchase offers, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Blockchain-Based Shares.  Although the Fund’s transfer agent will maintain the official record of share ownership in book-entry form, the ownership of the Fund’s shares will also be recorded on the Ethereum blockchain, an electronic distributed ledger that is secured using cryptography (referred to as the “blockchain”). This means that transactions in Fund shares would be recorded and authenticated using distributed ledger technology that independently records the authenticity of transactions. However, in the event of a conflict between the blockchain record and the record held by the transfer agent, the transfer agent’s record will be determinative. The use of distributed ledger technology is untested for closed-end funds. At this time, investors may only purchase shares and participate in quarterly repurchase offerings directly with the Fund. Shares are not currently available for purchase, sale or transfer in any peer-to-peer or secondary market.

In the future, the ownership of the Fund’s shares may be maintained and recorded solely on the Ethereum blockchain (or such other distributed ledger or network as determined by the Board), although there is no guarantee that this will occur. There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded on a distributed ledger. For example, shares that are issued using distributed ledger technology would be subject to the following risks (among others):

●

a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

●

the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a distributed ledger (particularly, the Ethereum blockchain), or by which the validity of a copy of such ledger can be mathematically proven utilizing cryptographically-secured distributed ledger technology;

●

the possibility that cryptographic or other security measures that authenticate prior transactions for a distributed ledger could be compromised, or “hacked,” which could allow an attacker to alter the distributed ledger and thereby disrupt the ability to corroborate definitive transactions recorded on the distributed ledger;

●	the possibility that new technologies or services inhibit access to a distributed ledger; and
●

the possibility that a breach to one distributed ledger could cause investors, and the public generally, to lose trust in distributed ledger technology and increase reluctance to issue and invest in assets recorded on distributed ledgers.

Delays in transaction processing have occurred on the Ethereum blockchain. During such time, it may not be possible to effect transactions in the shares on the Ethereum blockchain. Should such a delay occur for an extended period of time, the Fund would continue to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. As a result, the share registry maintained on the Ethereum blockchain may not match the Fund’s books and records at all times and will be updated upon the resumption of the Ethereum blockchain’s normal operation. Furthermore, copies of the Ethereum blockchain will be available to the public and will store the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via “block explorers” capable of displaying activity on the Ethereum blockchain. The shares’ issuance and redemption data will be secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a public key representing a given share with the record owner of that share will be maintained by the Fund’s transfer agent in a separate database that is not available to the public. However, if there are data security breaches with respect to the transfer agent’s database resulting in theft of the information necessary to link personal identity with public keys, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

Although the Adviser has experience managing closed-end funds and risk oversight, it has limited experience managing a fund with blockchain-based shares. On account of these risks, the Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale. Under these circumstances, the Adviser and the Fund’s Board of Trustees may take actions including, potentially, restructuring or liquidating the Fund.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Conflicts of Interest.  There may be times when the Adviser or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers may have, and may continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

Closed-End Fund Risk.  The Fund is a closed-end fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder, but such shares may be available in secondary trading markets. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual fund shares do not trade in the secondary market. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of your shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, you may not be able to sell your shares when and/or in the amount that you desire.

Leverage Risk.  The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines it is in the best interest of the Fund’s common shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required.  The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $[●] million in proceeds from this offering. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

Distribution Policy Risk.  The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares (but not below zero) and potentially increase the taxable gain, if any, upon disposition of their shares.

Market Risk.  The success of the Fund’s activities could be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund. In addition, if you are able to sell your shares in a secondary market transaction, it may not occur at NAV, as the transactions are individually negotiated in the secondary market. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Repurchase Policy Risk.  As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. Certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. Repurchase requests by these shareholders of these shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. See “Share Repurchase Program.”

Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Risks Relating to the Fund’s Tax Status.  To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

Anti-Takeover Provisions.  The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund.

Investment-Related Risks:

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Related and Mortgage-Backed Securities Risk.  The Fund may invest in mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest insecurities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest-only (“IOs”) and principal-only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have not recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment.

Repurchase Agreement Risk.  The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

Preferred Securities Risk.  Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk.  The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Call Risk.  Certain issuers may exercise their right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Issuer Risk. The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Non-Payment Risk.  Issuers of certain debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Credit Risk.  Credit risk is the risk that the issuers of certain fixed-income securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-income securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Interest Rate Risk.  Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. When interest rates decline, the value of portfolio securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

Derivatives Risk.  Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in unlimited losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations, and (5) derivatives not traded on an exchange may be subject to liquidity risk and related valuation risk.

The principal derivative instruments the Fund intends to employ for hedging and/or speculative purposes include futures, swaps, currency forwards, interest rate swaps, options and sovereign credit default swaps. The Fund intends to use such instruments primarily to hedge against interest rate, currency, geopolitical and volatility risk. The use of currency derivatives transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience extreme financial difficulty, which could result in bankruptcy of the institution and losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk.  Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of a security held by the Fund may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Valuation Risk.  Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Management Risk:  Management Risk is the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Regulatory Risk.  Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The European Union (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Portfolio Turnover Risk.  The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

MANAGEMENT OF THE FUND

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Distributor, the Custodian, and the transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law.

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. On [●], the Fund held its organizational meeting of the Board, and at such meeting, the Board ratified the appointment of the following trustees (each, a “Trustee”): [●]. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. Information regarding the Board selection process, the name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Theseus Capital, Inc., which serves as Adviser to the Fund, [is registered with the SEC as an investment adviser under the Advisers Act]. The Adviser’s principal place of business is 30700 Russell Ranch Rd, Suite 250 Westlake Village, CA 91362. As of [●], Theseus’ assets under management were approximately $[●]. Theseus is organized as a Delaware corporation.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the Fund’s assets consistent with its investment strategies and objectives. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser or its affiliates will furnish to the Fund office facilities, equipment and personnel for managing the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of [●]% of the Fund’s average annual net assets. The Adviser will not charge a performance fee.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

Portfolio Managers

Steven McClurg, Michelle Tang and John Patrick Mulroy are the Portfolio Manager of the Fund

Steven McClurg was a previously a portfolio manager for Guggenheim Partners. In that capacity, he has experience trading and analyzing fixed income securities, as well as portfolio construction for various fixed income, equity, and quantitative strategies. Mr. McClurg has experience in both institutional and retail portfolios, including ETFs, CEFs, Mutual Funds, and UITs. Mr. McClurg has a Bachelor’s Degree from Angelo State University, a Master’s Degree from Pepperdine University, and an MBA from Pepperdine University.

Michelle Tang was previously a venture capital investor at Cantos Ventures. She was also on the investment team at Chicago-based Longview Asset Management where she worked on both the public equity portfolio and fund of funds. Ms. Tang has a Bachelor’s Degree in Economics from the College of William and Mary.

John Mulroy was previously at Guggenheim Investments where he oversaw the ETF team. Mr. Mulroy has over 25 years of experience in Exchange Traded Products and nearly 40 years of experience in financial services. Prior to Guggenheim, Mr. Mulroy directed the business development efforts at Wolverine Trading and Hull Trading, which was acquired by Goldman Sachs & Co. Prior to that Mr. Mulroy was a market maker for the American Stock Exchange. Mr. Mulroy holds a FINRA License 7 and Series 66. He earned a Bachelor’s Degree from John Jay College of Criminal Justice.

Additional Information Regarding the Adviser and Portfolio Managers

The SAI provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Fund. The SAI is part of this prospectus and is available free of charge by calling [●] or at www.[●].com. The information (other than this prospectus, including the SAI) contained on, or that can be accessed through, www.[●].com is not part of this prospectus or the SAI.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

The Fund’s Service Providers

Transfer Agent and Fund Administrator

[●] serves as the transfer agent of the Fund. [●] serves as the Fund’s Administrator.

The transfer agent will maintain the ledger containing all shareholder personal identifying information applicable to the transactions recorded on the Ethereum blockchain. The transfer agent will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records, as required by the federal securities laws and the Code. The transfer agent will maintain a record of the account of each shareholder, including the number of shares held in the name of the participant. For purposes of determining the number of shares held by each shareholder as of the record date for any shareholder vote, the transfer agent will include those shares purchased pursuant to the distribution reinvestment policy. The transfer agent will access the Ethereum blockchain daily to reconcile the shareholder records. The transfer agent will distribute all proxy materials, if any, to shareholders of record.

The Fund’s administrator and accounting agent performs general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund.

Custodian

[●], with principal offices at [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, [●] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with the Adviser.

[The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s distribution reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.]

Assuming the Fund sells all of the securities registered in this offering within three years of the effective date of the registration statement of which this prospectus forms a part, it is estimated that the Fund’s other operating expenses will be approximately $[●] annually, which includes offering costs but does not include management fees, shareholder servicing fees or interest expense. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate. In addition, there can be no assurance that the Fund will sell all or substantially all of the securities registered in this offering.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the initial organization of the Fund, estimated at $[●], will be borne by the Adviser. The Adviser will pay organizational costs and initial offering expenses incurred with respect to the offering of the Fund’s shares. Once the Fund has been declared effective by the SEC and commenced operations, the Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.

Brokerage

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The Fund’s shares will be offered at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

●

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s portfolio positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

●

Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

If a potential investment is appropriate for either the Fund or another entity managed by the Adviser or its affiliates, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered appropriate, taking into account, among other considerations: (i) the fiduciary duties owed to the Fund and such other entities managed by the Adviser or its affiliates, (ii) the Fund’s primary mandates and those of such other entities managed by the Adviser or its affiliates, (iii) the capital available to the Fund and such other entities managed by the Adviser or its affiliates, (iv) any restrictions on investment, (v) the sourcing of the transaction, (vi) the size of the transaction, (vii) the amount of potential follow-on investing that may be required for such investment and other investments of the Fund and such other entities managed by the Adviser or its affiliates, (viii) the relation of such opportunity to the Fund’s investment strategy and that of such other entities managed by the Adviser or its affiliates, (ix) reasons of portfolio balance, and (x) any other consideration deemed relevant by the Adviser or its affiliates.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Policies and Procedures

Below are policies and procedures developed by the Adviser to address various conflicts of interest that may involve the Fund.

Affiliated Services

In situations where the Adviser and/or its affiliates, including, without limitation, any of its employees, provide services (including serving as an officer or director) to various companies in which the Fund has an interest, the relevant employee(s) must promptly notify the Adviser’s Chief Compliance Officer of the activity prior to commencement of the service. All compensation in whatever form, including any non-cash compensation such as restricted shares, attributable to the Adviser and/or its affiliates for providing such services to such companies must be immediately paid to the Fund in proportion to the Fund’s relative ownership of such companies as of the date paid.

Portfolio Management

The Adviser’s policies require the Adviser and its personnel to (i) ensure that the investment advice provided to the Fund is suitable to the Fund’s investment objectives, needs and circumstances; (ii) ensuring fair and equitable allocations of investment opportunities among the Fund and the Adviser’s other advisory clients and in the aggregation of orders; and (iii) trading for the Fund only on an agency basis.

The Adviser will not consider (i) performance fees or differences in management fees between accounts in determining allocations, (ii) direct and indirect ownership of the Adviser or its affiliates or employees in an account in determining allocations, and (iii) relative performance of accounts in determining allocations.

The Adviser and/or any of its affiliates may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund, or of other investment funds managed by the Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund may compete with other entities managed by the Adviser and its affiliates for capital and investment opportunities.

There is no limitation or restriction on the Adviser or any of its affiliates with regard to acting as investment manager (or in a similar role) to other parties or persons. This and other future activities of the Adviser and/or its affiliates may give rise to additional conflicts of interest. Such conflicts may be related to obligations that the Adviser or its affiliates have to other clients.

Affiliated Transactions and Cross Trading

The Adviser causes a transaction to be effected between the Fund and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Fund any time that the Adviser believes such transaction to be fair to the Fund and the other client of the Adviser or its affiliates in accordance with the Adviser’s internal written cross-transaction policies and procedures.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretation, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

The Adviser believes these policies and procedures are reasonably designed to prevent violations of the federal securities laws with respect to the conflicts identified above.

SHARE REPURCHASE PROGRAM

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its shares.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase [10]% of the Fund’s outstanding shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Process

The Fund makes quarterly repurchase offers in the months of March, June, September and December. Upon the commencement of a repurchase offer (which the Fund expects to commence approximately mid-month in each of the foregoing months), the Fund will send written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding shares that the Fund is offering to repurchase and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed,
●	The Repurchase Request Deadline and the Repurchase Pricing Date (see below),
●	The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase,
●	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV,
●	The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline and
●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document.

The repurchase request deadline, which is the date by which shareholders wishing to tender shares for repurchase must respond to the repurchase offer (the “Repurchase Request Deadline”), will be approximately 21 days after the commencement of the applicable repurchase offer. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund anticipates that the repurchase pricing date, the date on which the repurchase price for shares is determined (the “Repurchase Pricing Date”), will ordinarily be the same day as the Repurchase Request Deadline, but in no event will be (i) prior to the close of business on the day of the Repurchase Request Deadline or (ii) more than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund typically distributes payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date (if they are different dates) or between the Repurchase Pricing Date and Repurchase Payment Deadline. The method by which the Fund calculates NAV is discussed above under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV online at [●] or by calling the Fund’s transfer agent at [●].

The Fund does not currently charge a repurchase fee.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of Chapter 1 of the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to fund share repurchases.

If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Policy Risk” above. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “U.S. Federal Income Tax Matters” below and “Tax Status” in the SAI.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund which, over time, would increase the Fund’s expense ratio and reduce shareholder returns. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. The dividend distribution that the Fund pays to shareholders may vary as portfolio and market conditions change, and will depend on a number of factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the dividend distribution or that any dividends received will be sustainable in the future.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under Section 19(a) of the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by the [transfer agent]. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund, without sales charge, or are distributed to you in cash in accordance with the instructions on your account opening form.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the transfer agent in writing at Theseus U.S. Debt Fund, c/o [TRANSFER AGENT]. Such written notice must be received by the transfer agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the transfer agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly-issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The transfer agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The transfer agent will maintain a record of the account of each shareholder in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. The Fund will issue a digital representation of its shares on the Ethereum blockchain. The shares will be uncertificated registered securities, the ownership and transfer of which will be verified and recorded by the Fund’s transfer agent as well as on the Ethereum blockchain. Initially, the blockchain will act as a secondary ledger for the Fund’s shares. Accordingly, the transfer agent will access the Ethereum blockchain once daily to reconcile the shareholder records. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold the Fund’s shares for beneficial owners participating under the distribution reinvestment policy, the transfer agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy. However, an investor who holds shares and participates in the dividend reinvestment plan in a brokerage account may not be able to transfer the shares to another broker and continue participating in the dividend reinvestment plan. An investor should consult their financial advisor for more information.

Neither the transfer agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither the transfer agent nor the Fund shall be liable for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a shareholder’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the shareholder’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve shareholders of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to shareholders with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the shareholders.

Certain state escheatment laws may require the Fund to turn over shareholder accounts as abandoned property to the state listed on an account registration unless a shareholder contacts the Fund. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years. The Fund will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. Shareholders should consult his or her state’s escheatment laws.

All correspondence concerning the distribution reinvestment policy should be directed to the transfer agent at Theseus U.S. Debt Fund, c/o [●]. Certain transactions can be performed by calling the toll free number [●].

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax-advantaged account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income test each year and asset diversification tests each quarter. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund.

Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments, if any, may be classified as qualifying dividends. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is a statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 18, 2019. [The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest.] The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which will be filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Currently, the Fund offers a single class of shares as digital securities. Subject to the receipt of any necessary exempted relief from the SEC, however, the Fund may in the future, issue shares in multiple share classes with differing fees or expenses. Any such offering will be disclosed to investors through a supplement to this prospectus.

The shares represent an ownership interest in the Fund’s underlying assets. Although it has no current intention to do so, the Fund may issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. See “U.S. Federal Income Tax Matters” for additional information regarding the tax consequences of an investment in the Fund’s shares.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, if permitted by the Board, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Distribution Policy” and “Distribution Reinvestment Policy” for additional information regarding dividend distribution, payments and tax consequences of such payments. The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of a statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

Transactions in the Fund’s shares will be recorded on the Ethereum blockchain, which will be electronically published on a real time basis, as well as in book-entry form by the Fund’s transfer agent. The personal identifying information necessary to associate a public blockchain address representing a given block of shares with the record owner of those shares will be maintained by the transfer agent in a separate database that is not exposed to the public. The Ethereum blockchain, which can be used to prove the validity of account balances, will be available to the public and will store the complete trading history from issuance of the shares.

If there are data security breaches with respect to the shareholders’ personal identifying information database resulting in theft of the information necessary to link personal identity with a public blockchain address, the stolen information could be used to determine a shareholder’s complete transaction history in the Fund’s shares.

The Fund shall take all actions reasonably necessary to cause the transfer agent to maintain records of the ownership of shares and reconcile such records with the Ethereum blockchain at least once each business day.

As of [●], the Fund has authorized and outstanding [●] shares, [●] of which are held by the Fund for its own account.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown under (3)
Common Shares of Beneficial Interest	[1,000,000]	[●]	[●]

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation.

PLAN OF DISTRIBUTION

[●], located at [●], serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to the terms and conditions set forth in the Distribution Agreement. The Fund’s shares are offered for sale through the Distributor at NAV plus applicable sales load (if any). The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.

The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [●] shares, or such shorter date as the Board may determine. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The shares will be issued as digital securities on the Ethereum blockchain and represent an ownership interest in the Fund’s underlying assets.

Broker Dealer Compensation

The Adviser may pay compensation to brokers or dealers in connection with the sale and distribution of Fund shares. There is no limit on the amount of compensation paid by the Adviser or its affiliates, subject to the sales charge limitations (if any) imposed by FINRA. In return for such compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of such compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser.

From time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for services such as account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, make other cash payments to broker-dealers or other financial intermediaries in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund or the amount that the Fund will receive as proceeds from such sales.

Prior to the initial public offering of shares, the Adviser purchased $[●] in shares of the Fund, which amount is in excess of the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if their account is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, and for forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

Online

Investors may purchase shares directly from the Fund by completing an account application available through the Fund’s web platform at [●].

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Account applications must be completed electronically and submitted electronically directly to the transfer agent. The transfer agent will not accept account applications via mail, overnight delivery, facsimile or other similar means of delivery. Upon receipt of the completed account application, the transfer agent will establish an account for the shareholder.

By Wire – Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent or complete the account application through the Website or the App. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned to an investor’s account will be required as part of the instruction that should be provided to an investor’s bank to send the wire or Automated Clearing House (“ACH”) network transfer for the initial purchase of Fund shares. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the [Fund/transfer agent] at [●] for wiring or ACH instructions and to notify the Fund that a wire transfer or ACH is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)

Credit: [●]

Account #: (number provided by calling toll-free number above)

Further Credit:

Theseus U.S. Debt Fund

(shareholder registration)

(shareholder account number)

By Wire – Subsequent Investments

Before sending a wire, investors must contact the [transfer agent] to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time on any day that the NYSE is open for regular trading to be eligible for same day pricing. The Fund and its agents, including the transfer agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan – Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $[●] on specified days of each month into your established Fund account. Please contact the Fund at [●] for more information about the Fund’s Automatic Investment Plan.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent or authorized intermediary will verify certain information upon account opening as part of the Fund’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During the time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers.

Financial Consultants – Subsequent Investments

Investors may purchase additional shares of the Fund by contacting their financial consultants, such as a broker or investment adviser, and such intermediaries can arrange additional purchases for them.

Shares are sold at the prevailing NAV; however, the following are additional features that should be taken into account when purchasing shares:

●

a minimum initial investment of $[●] for regular accounts and $[●] for retirement plan accounts, and a minimum subsequent investment of (i) $[●] under the Fund’s automatic investment program and (ii) $[●] if not made pursuant to the automatic investment program; and

●	a monthly shareholder servicing fee at an annual rate of up to [●]% of the average daily net assets of the Fund attributable to the shares; and

●	a Distribution Fee which will accrue at an annual rate equal to [●]% of the average daily net assets of the Fund.

The shares will be sold at the prevailing NAV and are not subject to any upfront sales charge. Shares may only be available through certain financial intermediaries. Because the shares of the Fund are sold at the prevailing NAV, the entire amount of your purchase is invested immediately. However, a purchase of the shares require a minimum investment of $[●] and a minimum subsequent investment of $[●]. The Fund reserves the right to waive minimum investment amounts.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Servicing Plan and Agreement, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for networking and account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of the Adviser and/or the Distributor may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

The Adviser and/or the Distributor may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby will be passed upon for the Fund by [●]. Dechert LLP, 650 Town Center Drive, Suite 700, Costa Mesa, CA 92626 is counsel to the Fund and has represented the Fund in connection with this registration statement.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call [●] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended [●] included in the SAI have been so included in reliance on the report of [●], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting [●] is located at [●].

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[●]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement without charge.

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes -
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureau	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies
	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you
	No	We don’t share

Questions? Call [●]

Who we are

Who is providing this notice?	The Fund

What we do

How does the Fund protect my personal	To protect your personal information from
information?	unauthorized access and use, we use security
measures that comply with federal law. These
measures include computer safeguards and secured
files and buildings

Our service providers are held accountable for
adhering to strict policies and procedures to prevent
any misuse of your nonpublic personal information.

How does the Fund collect my personal	We collect your personal information, for example,
information?	when you

● Open an account
● Provide account information
● Give us your contact information
● Make deposits or withdrawals from your account
● Make a wire transfer
● Tell us where to send the money
● Tells us who receives the money
● Show your government-issued ID
● Show your driver’s license
We also collect your personal information from
other companies.

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business
purposes – information about your creditworthiness

● Affiliates from using your information to market
to you

● Sharing for nonaffilates to market to you

State laws and individual companies may give you
additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.

● The Fund does not share with our
Affiliates.

Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies

● The Fund does not share with
nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Fund does not jointly market.

PRELIMINARY PROSPECTUS

Theseus U.S. Debt Fund

Maximum Offering of [●]

Shares of Beneficial Interest

[●]

Distributor

[●]

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION JULY 3, 2019

STATEMENT OF ADDITIONAL INFORMATION

Theseus U.S. Debt Fund

Principal Executive Offices

30700 Russell Ranch Rd., Suite 250

Westlake Village, CA 91362

(747) 220-6623

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Theseus U.S. Debt Fund (the “Fund”), dated [●] (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [●] or by visiting the Fund’s website at [●]. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov.

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GENERAL INFORMATION AND HISTORY

The Theseus U.S. Debt Fund is a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund. The Fund intends to qualify and thereafter operate as a regulated investment company (“RIC”). Accordingly, the Fund will be required to comply with certain asset diversification tests at the end of each quarter of each of its taxable years.

The Fund was organized as a Delaware statutory trust on June 18, 2019. The Fund’s principal office is located at 30700 Russell Ranch Rd., Suite 250, Westlake Village, CA 91362, and its telephone number is (747) 220-6623. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek to provide current income consistent with preservation of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund (each member a “Trustee” and collectively, the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective. There is no guarantee that the Fund will meet its investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the “shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)

Borrow money, except that the Fund shall be able to borrow money from a bank, provided the Fund maintains asset coverage of at least 300% for all such borrowings, or borrow up to 5 percent of the value of the Fund’s assets for temporary purposes, as provided in Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”).

(2)

Issue or sell senior securities, as defined in Section 18 of the 1940 Act, unless, immediately after the issuance or sale, a class of senior securities that represents indebtedness has asset coverage of at least 300 percent and a class of senior equity securities has asset coverage of at least 200 percent.

(3)

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(4)

Invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

(5)

Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)

Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(7)

The Fund may not purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% and up to 25% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

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If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Borrowing.  Although, as of the date of this SAI, the Fund has no current intention to do so, the Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Fund to maintain asset coverage of at least 300% for all such borrowings. If at any time such asset coverage should fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Money Market Instruments.  The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Preferred Stock.  The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s holdings of fixed income securities.

Preferred stocks owned by the Fund may include fixed rate preferred stock, adjustable rate preferred stock, preferred stock that is convertible into other equity securities, or auction rate preferred stock. Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Repurchase Agreements.  The Fund may enter into repurchase agreements. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the

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securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement.

Short-Term Trading.  Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short-Term Debt Securities; Temporary Defensive Position.  During periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s shares may be adversely affected, and the Fund may not pursue or achieve its investment objective.

Repurchases and Transfers of Shares

Repurchase Offers.  The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms.

1.

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.

The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4.

The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures.  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount. Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

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Shareholder Notification. Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.

The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file a Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners. Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests. Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.

Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.

Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers. The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Internal Revenue Code of 1986 (the “Code”);

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2.

If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value. The Fund’s current NAV shall be computed on each business day. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements. From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual asset must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy. The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

(e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.

If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure. The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure. The Fund shall include in its annual report to shareholders, covering the Fund’s fiscal year ending December 31, the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

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2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

(b)	the repurchase offer amount and the amount tendered in each repurchase offer,

(c)	and the extent to which in any repurchase offer the Fund repurchased stock.

Advertising. The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the [Agreement and Declaration of Trust] and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of [●] individuals, [●] of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Distributor (“Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months (“Interested Trustees”). Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications and Selection Process

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Fund seeks trustees who are experienced in financial services, including, but not limited to, accounting, auditing, treasury management, financial operations, banking, insurance, fixed income investments, blockchain technology, investment management and legal, and who have had senior-level experience at financial services organizations or in a finance-related department of a non-financial organization.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years.

Name, Address and Age*	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Theseus Funds Complex Overseen by the Trustee**	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

INDEPENDENT TRUSTEES

INTERESTED TRUSTEES

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Officers

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

*	The address for each Trustee and Officer is c/o Theseus Capital, Inc., 30700 Russell Ranch Rd., Suite 250, Westlake Village, CA 91362.
**	The “Theseus Funds Complex” consists of [●].

Audit and Qualified Legal Compliance Committee.  The members of the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) are [●], each of whom is independent for purposes of the 1940 Act. [●] serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants and the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee may use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As the Fund is newly organized, there have not been any meetings of the Audit Committee held during the last fiscal year.

Board Leadership Structure

The Fund is led by [●], who has served as the Chairman of the Board since the Fund’s inception. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; and (ii) the extent to which the Independent Trustees meet as needed in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report. The Board’s Audit Committee will also meet regularly with the Chief Financial Officer and Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

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The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Audit Committee is subject to substantial limitations.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Theseus Funds Complex as of [●].

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in Any RIC(2) Overseen by Trustee in Family of Investment Companies(3)

Interested Trustees

Independent Trustees

(1)	Based on market value as of [●].
(2)	The “Theseus Funds Complex” consists of [●].
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Compensation

The executive officers of the Fund and Interested Trustees receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $[●] payable in quarterly installments and allocated among each portfolio in the Theseus Funds Complex based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on committees or for attending Board or Audit Committee meetings. The Trustees do not have any pension or retirement plan.

The table below details the amount of compensation the Trustees are expected to receive from the Fund during the current fiscal year. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex(1) Paid to Trustees

Interested Trustees
	N/A	N/A	N/A	N/A

Independent Trustees

(1)	The “Theseus Funds Complex” consists of [●].

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CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s web site (www.sec.gov).

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling [●] and (ii) on the SEC’s web site (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of [●], the Fund’s trustees and officers owned in the aggregate [●]% of the outstanding shares of the Fund. As of [●], the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Shares of Beneficial Interest
Name & Address	Percentage of Fund’s Outstanding Shares

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Theseus Capital, Inc., which serves as Adviser to the Fund, [is registered with the SEC as an investment adviser under the Advisers Act]. The Adviser’s senior management team has experience across [●] investment strategies. Collectively, the Adviser’s affiliates manage approximately $[●] in assets as of [●].

Pursuant to the Investment Advisory Agreement with the Fund, the Adviser will be entitled to receive a management fee calculated at the annual rate of [●]% of the Fund’s average annual net assets. The management fee will be calculated and accrued daily and is payable monthly in arrears.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Also see “Conflicts of Interest” in the prospectus.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

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PORTFOLIO MANAGERS

Steven McClurg, Michelle Tang and John Patrick Mulroy have managed the Fund since its inception in [●], 2019.

As of the date of this SAI, [●] owned [no Fund shares].

COMPENSATION OF PORTFOLIO MANAGERS

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of the Fund and other accounts managed by a portfolio manager measured against an identified peer group.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, a portfolio manager will receive base compensation based on his or her seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund.

Discretionary compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans.

As of [●], Steven McClurg was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

As of [●], Michelle Tang was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

As of [●], John Patrick Mulroy was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

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ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are an employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up” will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the summary does not describe certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternate minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that investors hold shares as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding any offering of securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations and may include amounts subject to treatment as a return of capital under section 19(a) of the 1940 Act.

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A “U.S. shareholder” is a beneficial owner of the Fund’s shares that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;
●

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares should consult its tax advisors with respect to the purchase, ownership and disposition of shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her or its particular situation. The Adviser encourages investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes to the shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to the shareholders, for each taxable year, dividends of an amount at least equal to 90% of our “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”). Although not required to maintain the Fund’s RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, the Fund must distribute to its shareholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of its realized capital gains over its realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which the Fund paid no federal income tax (the “Excise Tax Avoidance Requirement”).

Taxation as a RIC

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirements, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, the Fund distributes to shareholders. As a RIC, the Fund will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed as dividends to the shareholders.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;
●

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:
●

at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

●

no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

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●	The Fund may invest in partnerships, including qualified publicly traded partnerships, which may result in the Fund being subject to state, local or foreign income, franchise or other tax liabilities.

In addition, as a RIC the Fund is subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year or the Excise Tax Avoidance Requirement. If the Fund does not meet the required distributions it will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet the Excise Tax Avoidance Requirement will not cause the Fund to lose its RIC status. Although the Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, under certain circumstances, the Fund may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. The Fund may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed its investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that the Fund is required to distribute and that is taxable to the shareholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years.

Any underwriting fees paid by the Fund are not deductible. The Fund may be required to recognize taxable income in circumstances in which it do not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in the Fund’s investment company taxable income for the taxable year of accrual, the Fund may be required to make a distribution to the shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. Furthermore, a portfolio company in which the Fund hold’s equity or debt instruments may face financial difficulty that requires the Fund to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause the Fund to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. The Adviser intends to monitor the Fund’s transactions and may make certain tax elections to mitigate the effect of these provisions and prevent the Fund’s ability to be subject to tax as a RIC.

Gain or loss realized by the Fund from warrants acquired as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long the Fund held a particular warrant.

Although the Fund does not presently expect to do so, the Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes (the “Diversification Tests”). If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that the Fund may recognize, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify the Fund as a RIC for a failure to satisfy the 90% Income Test, the Fund may be required to recognize such

13

income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

A portfolio company in which the Fund invests in may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to income that is not qualifying income for purposes of the 90% Income Test.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund may invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as if an instrument is treated as debt or equity, whether and to what extent we should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, in order to seek to ensure that we distribute sufficient income to qualify, and maintain the qualification as, a RIC and to ensure that the Fund does not become subject to U.S. federal income or excise tax.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC and is unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, the Fund would be subject to tax on all of its taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. The Adviser cannot assure that the Fund would qualify for any such relief should its fail the 90% Income Test or the Diversification Tests.

Should failure occur, all its taxable income would be subject to tax at regular corporate rates and the Fund would not be able to deduct dividend distributions to shareholders. Additionally the Fund would no longer be required to distribute its income and gains. Distributions, including distributions of net long-term capital gain, would generally be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate shareholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund fails to qualify as a RIC, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate shareholders as well as will not be eligible for the corporate dividends received deduction.

Distributions of the Fund’s net capital gains (which is generally realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is

14

reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends or distributions in the form of additional shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Shareholders receiving dividends in newly issued shares will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although the Fund currently intends to distribute any net capital gains at least annually, the Fund may in the future decide to retain some or all of its net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares. Since the Fund expects to pay tax on any retained net capital gains at regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by the U.S. shareholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of their shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held their shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of shares acquired will be increased to reflect the disallowed loss.

In general, individual U.S. shareholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. shareholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in shares. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

The Code and the related U.S. Treasury Regulations require us (or the applicable intermediary) to annually report the adjusted cost basis information of covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s

15

particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Until and unless the Fund is treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares and its preferred stock collectively being held by at least 500 persons at all times during a taxable year or (2) shares being treated as regularly traded on an established securities market for any taxable year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management and incentive fees paid to the investment adviser and certain of our other expenses, (2) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in shares.

Subject to the discussion below, distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, if any, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty, assuming the non-U.S. shareholder provides the required documentation evidencing its eligibility for such lower rate) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly reported dividends received by a non-U.S. shareholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, the U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund reported the payment as an interest-related dividend or short-term capital

16

gain dividend. Moreover, depending on the circumstances, the Fund may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or, in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Withholding of U.S. tax (at a 30% rate) is required by the Foreign Account Tax Compliance Act (“FATCA”), provisions of the Code with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of shares.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in shares. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in our shares.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Dechert LLP, 650 Town Center Drive, Suite 700, Costa Mesa, CA 92626 acts as legal counsel to the Fund.

Custodian

[●], with principal offices at [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, [●] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended [●], included in the Statement of Additional Information have been so included in reliance on the report of [●], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. [●] is located at [●].

17

FINANCIAL STATEMENTS

[To be provided by amendment].

18

APPENDIX A

THESEUS CAPITAL, INC., PROXY VOTING POLICY

[To be provided by amendment]

THESEUS U.S. DEBT FUND

PART C – OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements.

Part A:	None.

Part B:	Report of Independent Registered Public Accounting Firm(+) Statement of Assets and Liabilities, Statement of Operations(+) Notes to Financial Statements(+)

2. Exhibits

(a)	(1)	Agreement and Declaration of Trust(+).

(b)		By-Laws(+)

(e)		Dividend Reinvestment Plan(+)

(g)		Investment Advisory Agreement(+)

(h)		Distribution Agreement(+)

(j)		Custodian Agreement(+)

(k)	(1)	Administration Agreement(+)

	(2)	Compliance Services Agreement(+)

(l)		Opinion and Consent of [●].(+)

(n)		Consent of Independent Registered Public Accounting Firm(+)

(p)		Initial Seed Capital Balance Sheet(+)

(r)	(1)	Code of Ethics of the Fund(+)

	(2)	Code of Ethics of the Adviser(+)

Item 26.	Marketing Arrangements

Not Applicable.

(+)	To be filed by amendment.

Item 27.	Other Expenses of Issuance and Distribution

SEC Registration fees	$
FINRA fees	$
Legal fees	$
Blue Sky fees	$
Accounting fees	$
Transfer Agent fees	$
Printing	$
Total	$

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of [●], 2019:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership.	[●]

Item 30.	Indemnification

[To be updated by amendment].

Reference is made to Article 8 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), filed as Exhibit 2(a)(1) to the Registration Statement (File No. [●]) filed on [●]. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant will maintain insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. [●]), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

The Fund’s accounts, books and other documents are currently located at its offices, 30700 Russell Ranch Rd., Westlake Village, CA 91362, and at the offices of the Fund’s Custodian, Administrator and Transfer Agent.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1.    The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.    (a) The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (a) (1) to include any prospectus required by Section 10(a)(3) of the Securities Act, (2) to reflect in the Prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b) For purposes of determining any liability under the Securities Act, each post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) The Registrant undertakes that, for the purpose of determining liability under the Securities Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) the Registrant undertakes that, for the purpose of determining liability under the Securities Act, in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

6.    The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Westlake Village, State of California, on the 3rd day of July, 2019.

THESEUS U.S. DEBT FUND

By:	/s/ Steven McClurg
Steven McClurg President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 3rd day of July, 2019.

By:	/s/ Steven McClurg
Steven McClurg
President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Michelle Tang
Michelle Tang (Principal Financial and Accounting Officer)

By:	/s/ Steven McClurg
Steven McClurg (Trustee)